EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Global Entertainment Corporation
Tempe, Arizona

     We hereby consent to the incorporation by reference in the S-8 Registration Statement of our report dated August 28, 2007, relating to the consolidated financial statements of Global Entertainment Corporation appearing in the Company's Annual Report on Form 10-KSB for the year ended May 31, 2007.


                                 /s/ SEMPLE, MARCHAL & COOPER, LLP
                                 ------------------------------------------
                                 Semple, Marchal & Cooper, LLP

Semple, Marchal & Cooper, LLP
Phoenix, Arizona
April 9, 2008